SCHEDULE OF INVESTMENTS

ROYCE GLOBAL TRUST

SEPTEMBER 30, 2024 (UNAUDITED)

	SHARES	VALUE
COMMON STOCKS – 103.1%

Australia – 3.2%
Cochlear [1]	4,000	$782,133
IPH [1]	253,881	1,066,384
Steadfast Group [1]	53,300	209,790
Technology One [1]	40,400	668,347
Total		2,726,654

Bermuda – 0.9%
Bank of N.T. Butterfield & Son	21,000	774,480
Total		774,480

Brazil – 1.0%
Odontoprev	171,600	354,370
TOTVS	97,885	513,170
Total		867,540

Canada – 16.6%
Alamos Gold Cl. A	94,100	1,875,112
Altus Group	27,455	1,114,278
AutoCanada [2]	45,840	545,355
Canaccord Genuity Group	97,143	645,729
Computer Modelling Group	109,901	923,934
Descartes Systems Group (The) [2,3]	8,424	867,335
IMAX Corporation [2]	51,171	1,049,517
Major Drilling Group International [2]	194,300	1,202,478
Onex Corporation	17,813	1,247,680
Pan American Silver [3]	12,700	265,049
Pason Systems	71,300	702,746
Sprott	45,635	1,977,646
TELUS Corporation	16,311	273,649
TMX Group	47,600	1,491,932
Total		14,182,440

France – 0.9%
Ayvens [1]	39,000	275,535
Esker [1]	1,800	530,763
Total		806,298

Germany – 0.6%
Carl Zeiss Meditec [1]	3,400	269,364
CompuGroup Medical [1]	3,300	52,254
STRATEC [1]	3,300	162,455
Total		484,073

Greece – 0.9%
Sarantis [1]	64,500	780,715
Total		780,715

Iceland – 0.3%
Embla Medical [1,2]	51,000	236,053
Total		236,053

India – 2.9%
AIA Engineering [1]	28,440	1,467,912
BSE [1]	7,232	317,469
Dish TV India [1,2]	3,777,000	642,994
Total		2,428,375

Indonesia – 0.3%
Aspirasi Hidup Indonesia [1]	4,000,000	242,892
Total		242,892

Ireland – 0.6%
Avadel Pharmaceuticals [2]	35,460	465,058
Total		465,058

Israel – 6.3%
Cellebrite DI [2]	80,868	1,361,817
Global-e Online [2]	5,200	199,888
Nova [2,3,4]	5,700	1,187,538
Phoenix Financial [1]	48,500	547,394
Tel Aviv Stock Exchange [1]	222,300	2,102,991
Total		5,399,628

Italy – 0.9%
Carel Industries [1]	35,800	784,020
Total		784,020

Japan – 1.8%
As One [1]	11,200	226,417
Fukui Computer Holdings [1]	10,800	202,763
NSD [1]	12,200	269,254
TechnoPro Holdings [1]	7,200	139,863
TKC Corporation [1]	25,500	679,762
Total		1,518,059

Mexico – 0.1%
Becle	63,000	99,187
Total		99,187

Netherlands – 1.1%
IMCD [1]	5,500	956,212
Total		956,212

New Zealand – 0.4%
Fisher & Paykel Healthcare [1]	17,000	375,356
Total		375,356

Norway – 1.9%
Protector Forsikring [1]	70,000	1,605,288
Total		1,605,288

Panama – 0.5%
Banco Latinoamericano de Comercio Exterior Cl. E	13,716	445,633
Total		445,633

Singapore – 0.0%
Midas Holdings [2,5]	400,000	0
Total		0

South Africa – 2.6%
CA Sales Holdings [1]	147,597	128,437
Curro Holdings [1]	258,594	197,979
KAL Group [1]	17,606	51,488
PSG Financial Services [1]	550,976	581,927
Stadio Holdings [1]	3,686,928	1,274,095
Total		2,233,926

Sweden – 5.5%
Biotage [1]	37,900	697,064
Bravida Holding [1]	68,900	518,725
CDON [1,2]	25,000	159,918
Karnov Group [1,2]	145,381	1,167,418
OEM International Cl. B [1]	107,000	1,247,859
Teqnion [1,2]	47,800	903,752
Total		4,694,736

Switzerland – 1.8%
Kardex Holding [1]	2,400	786,133
LEM Holding [1]	150	244,163
VZ Holding [1]	2,900	464,106
Total		1,494,402

United Kingdom – 11.0%
Diploma [1]	8,200	487,415
DiscoverIE Group [1]	60,800	494,338
FDM Group Holdings [1]	46,800	241,425
Genuit Group [1]	54,600	350,194
Halma [1]	18,700	652,962
Judges Scientific [1]	7,600	1,001,836
Keystone Law Group [1]	95,940	739,009
Marlowe [1]	112,600	483,352
Mortgage Advice Bureau Holdings [1]	36,100	309,655
Optima Health Group [2]	112,600	225,811
Restore [1]	83,000	264,181
RWS Holdings [1]	45,100	97,958
SThree [1]	146,600	739,037
Team Internet Group [1]	137,427	239,294
Vistry Group [1,2]	170,858	2,991,231
YouGov [1]	18,600	108,781
Total		9,426,479

United States – 41.0%
ACV Auctions Cl. A [2]	39,200	796,936
Air Lease Cl. A [3]	26,023	1,178,582
APi Group [2,3,4]	46,008	1,519,184
Arcosa	12,660	1,199,662
Artisan Partners Asset Management Cl. A	33,200	1,438,224
Atmus Filtration Technologies	25,370	952,136
Blue Owl Capital Cl. A	24,876	481,599
Diodes [2,3,4]	7,000	448,630
Element Solutions [3]	36,400	988,624
Enovis Corporation [2]	9,573	412,118
ESAB Corporation	15,120	1,607,407
EVI Industries [3]	79,273	1,532,347
FormFactor [2,3,4]	20,000	920,000
FTAI Aviation	21,360	2,838,744
GCM Grosvenor Cl. A	101,682	1,151,040
Griffon Corporation [3]	11,250	787,500
Hagerty Cl. A [2]	39,300	399,681
Hamilton Lane Cl. A	3,193	537,669
Innospec [3]	6,228	704,325
Kadant [3]	2,664	900,432
KBR [3]	16,416	1,069,174
Lindsay Corporation [3]	5,047	629,058
MarketWise Cl. A	123,100	82,268
Mesa Laboratories	3,829	497,234
MKS Instruments	2,907	316,020
Morningstar [3]	4,835	1,542,945
NewtekOne	22,650	282,219
nLIGHT [2]	73,100	781,439
PAR Technology [2,3,4]	24,241	1,262,471
PureTech Health [1,2]	20,000	39,318
Reddit Cl. A [2]	100	6,592
Repligen Corporation [2]	1,286	191,383
Richardson Electronics	11,356	140,133
Rogers Corporation [2]	3,428	387,398
Royal Gold	6,320	886,696
SEI Investments [3]	24,050	1,664,020
Transcat [2,3]	16,377	1,977,850
Viper Energy Cl. A	32,049	1,445,730
Vontier Corporation [3]	29,889	1,008,455
Total		35,005,243

TOTAL COMMON STOCKS
(Cost $57,238,192)		88,032,747

INVESTMENT COMPANIES– 0.7%
United States – 0.7%
VanEck Junior Gold Miners ETF	12,500	610,125
(Cost $547,813)		610,125

REPURCHASE AGREEMENT – 0.9%
Fixed Income Clearing Corporation,
4.25% dated 9/30/24, due 10/1/24,
maturity value $741,506 (collateralized
by obligations of various U.S. Government
Agencies, 3.375%-3.50% due 09/30/26-09/15/27, valued at $756,391)
(Cost $741,419)		741,419

TOTAL INVESTMENTS – 104.7%
(Cost $58,527,424)		89,384,291

LIABILITIES LESS CASH AND OTHER ASSETS – (4.7)%		(4,021,442)

NET ASSETS – 100.0%		$85,362,849

1 These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors.

2 Non-income producing.

3 All or a portion of these securities were pledged as collateral in connection with the Fund's revolving credit agreement as of September 30, 2024. Total market value of pledged securities as of September 30, 2024, was $8,902,579.

4 As of September 30, 2024, a portion of these securities, in the aggregate amount of $2,402,071, were rehypothecated by BNP Paribas Prime Brokerage International, Limited in connection with the Fund's revolving credit agreement.

5 A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund's Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value.

Securities are categorized by the country of their headquarters.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $58,708,292. As of September 30, 2024, net unrealized appreciation for all securities was $30,675,999, consisting of aggregate gross unrealized appreciation of $34,547,171 and aggregate gross unrealized depreciation of $3,871,172. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Valuation of Investments:

Royce Global Trust, Inc. (formerly Royce Global Value Trust, Inc.) (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013. Royce & Associates, LP, the Fund’s investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). Investment transactions are accounted for on the trade date. Portfolio securities held by the Fund are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Portfolio securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by the Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Fund’s Board of Directors has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Fund's Board of Directors and policies and procedures adopted by Royce in its capacity as valuation designee for the Fund. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Fund on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;
●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and
●	The Fund uses an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;
●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;
●	the independent pricing services are unable to supply fair value prices; or
●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time the Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Fund as of September 30, 2024. Any Level 2 or Level 3 securities held by the Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	Level 1	Level 2	Level 3	Total
Common Stocks	$54,775,317	$33,257,430	$0	$88,032,747
Investment Companies	610,125	–	–	610,125
Repurchase Agreement	–	741,419	–	741,419

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund as of September 30, 2024, is next business day and continuous.

Borrowings:

The Fund is party to a revolving credit agreement (the “credit agreement”) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the then-current maximum amount that may be borrowed by the Fund under the credit agreement. The credit agreement has a 179-day rolling term that resets daily. The Fund pledges eligible portfolio securities as collateral and has granted a security interest in such pledged securities to, and in favor of, BNPPI as security for the loan balance outstanding. The amount of eligible portfolio securities required to be pledged as collateral is determined by BNPPI in accordance with the credit agreement. In determining collateral requirements, the value of eligible securities pledged as collateral is subject to discount by BNPPI based upon a variety of factors set forth in the credit agreement. As of September 30, 2024, the market value of eligible securities pledged as collateral exceeded two times the loan balance outstanding.

If the Fund fails to meet certain requirements, or comply with other financial covenants set forth in the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may also terminate the credit agreement upon sixty (60) calendar days’ prior written notice to the Fund in the event the Fund’s net asset value per share as of the close of business on the last business day of any calendar month declines by thirty-five percent (35%) or more from the Fund’s net asset value per share as of the close of business on the last business day of the immediately preceding calendar month.

The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

The current maximum amount the Fund may borrow under the credit agreement is $4,000,000. The Fund has the right to reduce the maximum amount it can borrow under the credit agreement upon one (1) business day’s prior written notice to BNPPI. In addition, the Fund and BNPPI may agree to increase the maximum amount the Fund can borrow under the credit agreement, which amount may not exceed $15,000,000.

As of September 30, 2024, the Fund had outstanding borrowings of $4,000,000. During the nine-month period ended September 30, 2024, the Fund had an average daily loan balance of $4,000,000. As of September 30, 2024, the aggregate value of rehypothecated securities was $2,402,071.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Royce Investment Partners (www.royceinvest.com) and on the Securities and Exchange Commission’s website (www.sec.gov).